EXHIBIT 99.1

                     NONQUALIFIED STOCK OPTION AGREEMENT FOR
               THE 1996 AMENDED AND RESTATED STOCK OPTION PLAN FOR
                           MATRIX CAPITAL CORPORATION


     A Nonqualified Stock Option (the "Option") for a total of _______________ (______) shares (the "Shares") of common stock, par value $0.0001 per share (the "Common Stock"), of Matrix Bancorp, Inc. (the "Company"), is hereby granted to

                             ----------------------

(the "Optionee") pursuant to the terms of this Option Agreement (the "Option Agreement") and in all respects subject to the terms, definitions and provisions of the 1996 Amended and Restated Stock Option Plan of Matrix Capital Corporation (the "Plan"), which is incorporated herein by reference.

     Section 1.     Exercise  Price.  The exercise  price is $________  for each
                    Share.

     Section 2.     Exercise of the  Option.  The  Committee  (as defined in the
                    Plan) may in its sole discretion accelerate the date on which any Option may be exercised. Notwithstanding the foregoing, but subject to Section 7(a), this Option shall become fully exercisable upon the occurrence of certain significant corporate events described in Section 7(d) of the Plan. The Option shall be exercisable in accordance with the provisions of the Plan, as follows:

                    (a)       Schedule of Rights to Exercise.

                              (i)       ___ shares after _______________.

                              (ii)      ___ shares after _______________.

                              (iii)     ___ shares after _______________.

                              (iv)      ___ shares after _______________.

                              (v)       ___ shares after _______________.

                    (b)       Method  of   Exercise.   Option  shall  be  deemed
                              exercised when:

                              (i) the Company has received written notice of such exercise, including the number of Shares that are being exercised, delivered to the Company in accordance with the notice provisions herein, signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, accompanied by proof, satisfactory to the Company, of the right of such person or persons to exercise the Option;

                              (ii) full payment of the aggregate exercise price of the Shares purchased by the exercising of the Option has been tendered to the Company; and

                              (iii) arrangements that are satisfactory to the Committee, in its sole discretion, have been made for the Optionee's payment to the Company of the amount, if any, that the Company has determined to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements.

                    (c) Payment.The exercise price of any shares purchased shall be paid solely in cash, by certified or cashier's check, by money order, by personal check, with already owned shares of Common Stock of the Company or by a combination of the above delivered to the Company, and their exercise shall not be effective until such payment is made. If the exercise price is paid in whole or in part with shares of Common Stock of the Company, such Common Stock shall be valued at its Fair Market Value (as defined in the Plan) on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

                    (d)       Restrictions on Exercise.

                              (i) This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any agreements and undertakings that may be required by any applicable law or regulation.

                              (ii) Shares issued upon the exercise of this Option without registration of such shares under the Securities Act of 1933, as amended (the "Act"), shall be restricted securities subject to the terms of Rule 144 under the Act. The certificates representing any such shares shall bear an appropriate legend restricting transfer and the transfer agent of the Company shall be given instructions to stop the transfer of such Shares.

                    (e) Surrender of Option. Upon exercise of this Option in part, if requested by the Company, the Optionee shall deliver this Option Agreement and any other written agreements executed by the Company and the Optionee with respect to this Option to the Company, and the Company shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Optionee.

     Section 3. Term of Option. This Option may not be exercised after the expiration of ten (10) years from the Date of Grant of this Option and is subject to earlier termination as provided in
                    Section 8 of the Plan. In addition, this Option is subject to cancellation by the Committee upon a significant corporation event as provided in Section 8(b) of the Plan. This Option may be exercised during such times only in accordance with the Plan and the terms to this Option Agreement.

     Section 4. Assignability of Option. This Option may not be transferred or assigned by the Optionee otherwise than by will or the laws of descent and distribution.

     Section 5. Issuance of Shares. No person shall be, nor have any rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares have been issued and delivered to such person. As a condition of any issuance of a stock certificate for shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of this Option Agreement or any law or regulation, including, but not limited to, the following:

                    (a) a representation and warranty by the Optionee to the Company, at the time his/her Option is exercised, that he/she is acquiring the shares to be issued to him/her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                    (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares, and are endorsed upon the certificates representing the Shares.

     Section 6. Adjustments. The number of Shares and the exercise price per Share are subject to certain adjustment provisions described in Section 9 of the Plan.

     Section 7. Government Regulations. The granting and exercise of this Option and the obligation of the Company to sell and deliver shares under such Option, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 8. Law Governing. THIS OPTION IS INTENDED TO BE PERFORMED IN THE STATE OF COLORADO AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE.

     Section 9. Notices. All notices and other communications that are required to be or may be given under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by confirmed telecopy, upon receipt after dispatch by courier or by certified or registered mail, postage prepaid, to the party to whom the notice is given. Notices shall be given at the address under the signature of the appropriate party to this Option Agreement or to such other address as such party may designate by giving notice to the other party to this Option Agreement.

Date of Grant:                             MATRIX BANCORP, INC.

______________________
                                           By:_________________________________
Address:                                   Name:
                                           Title:
700 17th Street, Suite 2100
Denver, CO  80202


     Optionee acknowledges receipt of a copy of the Plan, and represents that he/she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions of the Plan and this Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (as defined in the Plan) upon any questions arising under the Plan.




                                           By:_________________________________
                                              _____________, Optionee


Address:

_____________________________
_____________________________
_____________________________


Dated:   __________________